SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: September 7, 2004
(Date of earliest event reported)

MARINEMAX, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 1-14173

Delaware (State or other jurisdiction of incorporation or organization)	59-3496957 (IRS Employer Identification Number)

18167 U.S. 19 North, Suite 300 Clearwater, Florida (Address of principal executive offices)	33764 (ZIP Code)

(727) 531-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE

On September 7, 2004, MarineMax, Inc. revised its previously announced fiscal 2004 guidance from a range of $1.58 to $1.60 per diluted share to a range of $1.43 to $1.48 per diluted share. A copy of the MarineMax, Inc. press release is attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 2004

MARINEMAX, INC.

By:	/s/ Michael H. McLamb

Michael H. McLamb Executive Vice President, Chief Financial Officer and Secretary